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                                                                EXHIBIT 10

                                  NORAND CORPORATION

                                1989 STOCK OPTION PLAN

                            (RESTATED AS OF MARCH 3, 1997)


1.  PURPOSE OF THE PLAN.

         The purpose of the Norand Corporation 1989 Stock Option Plan (the "Plan") is (i) to further the growth and success of Norand Corporation, a Delaware corporation (the "Company") and its Subsidiaries (as hereinafter defined) by enabling directors and employees of, and independent consultants to, the Company and any of its Subsidiaries to acquire shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). For purposes of the Plan, the terms "Parent" and "Subsidiary" shall mean "Parent Corporation" and "Subsidiary Corporation", respectively, as such terms are defined in Sections 425(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option".


2.  ADMINISTRATION OF THE PLAN.

         a.  COMPENSATION AND STOCK OPTION COMMITTEE.

         The Plan shall be administered by a Compensation and Stock Option Committee (the "Committee") consisting of two persons appointed to such Committee from time to time by the Board of Directors of the Company (the "Board"); PROVIDED, HOWEVER, that, so long as it shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to the Plan, each of such persons, at the effective date of his or her appointment to the Committee, shall be a

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"disinterested person" within the meaning of Rule 16b-3.  The members of the
Committee may be removed at any time either with or without cause by the Board. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board.

         b.  PROCEDURES.

         The Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

         c.  INTERPRETATION.

         Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement (as defined in Section 5.b.), and to resolve all questions arising under the Plan. All decisions of the Committee shall be conclusive and binding on all participants in the Plan.


3.  SHARES OF STOCK SUBJECT TO THE PLAN.

         a.  NUMBER OF SHARES.

         Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 753,850 shares. If and to the extent that Options granted under the Plan terminate, expire or are cancelled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or cancelled Options.


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         b.  CHARACTER OF SHARES.

         The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury, (iii) a combination of the foregoing.

         c.  RESERVATION OF SHARES.

         The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.


4.  ELIGIBILITY.

         a.  GENERAL.

         Options may be granted under the Plan only to:

         (i) persons who are employees of, or independent consultants to, the Company or any of its Subsidiaries; or

         (ii) persons who are directors of the Company or any of its Subsidiaries.

         Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants to or directors of the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors of, or independent consultants to, the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that any such conditional grant of an ISO to a prospective employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee.

         b.  EXCEPTIONS.

         Notwithstanding anything contained in Section 4.a. to the contrary:


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         (i)  no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422A(b)(6) and 425(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in Section 6.a.) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6.b.) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

         (ii) no Option may be granted to a person (A) who has been appointed pursuant to Section 2.a. to serve on the Committee effective as of a future date at any time during the period from the date such appointment is made to the date such appointment is to become effective or (B) who is serving as a member of the Committee.


5.  GRANT OF OPTIONS.

         a.  GENERAL.

         Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date (as defined in Section 11). Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine:

         (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");

         (ii) the time or times at which Options shall be granted;

         (iii) the number of shares subject to each Option;

         (iv) the Option Price of the shares subject to each Option, which price, in the case of ISOs, shall be not less than the minimum specified in
    Section 4.b.i. or 6.a. (as applicable); and

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         (v)  the time or times when each Option shall become exercisable and the duration of the exercise period.

         b.  OPTION AGREEMENTS.

         Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

         c.  NO EVIDENCE OF EMPLOYMENT OR SERVICE.

         Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

         d.  DATE OF GRANT.

         The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant, PROVIDED, HOWEVER, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.


6.  OPTION PRICE.

         a.  GENERAL.

         Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted; PROVIDED, HOWEVER, that in the case of an ISO, such Option Price shall

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in no event be less than 100% of the Fair Market Value on the date of grant (as determined in accordance with Section 6.b.) of such share of Common Stock.

         b.  DETERMINATION OF FAIR MARKET VALUE.

         Subject to the requirements of Section 422A of the Code, for purposes of the Plan, the "Fair Market Value" of shares of Common Stock shall be equal to:

         (i) if such shares are publicly traded, (x) the closing price, if applicable, or the average of the last bid and asked prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, in the over-the-counter market as reported by NASDAQ or, (y) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

         (ii) if there is no public trading market for such shares, the fair value of such shares on the date of grant as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6.b.(ii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

         c.  REPRICING OF NSOs.

         Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the consent of the Optionee, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

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7.  EXERCISABILITY OF OPTIONS.

         a.  COMMITTEE DETERMINATION.

         Each Option granted under the hall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. If an Option is not at the time of grant immediately exercisable, the Committee may (i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

         b.  AUTOMATIC TERMINATION OF OPTION.

         The unexercised portion of any Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

         (i) the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4.b., the fifth anniversary of the date on which such ISO is granted;

         (ii) the expiration of three months from the date that the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries (other than as a result of an Involuntary Termination (as defined in subparagraph (iii) below)) or a Termination For Cause (as defined in subparagraph (iv) below)); PROVIDED, HOWEVER that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of such Option shall be the expiration of 12 months from the date that such Optionee ceased to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries;

         (iii) the expiration of 12 months from the date that the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Sub-

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    sidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");

         (iv) immediately if the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries, if such termination is for cause or is otherwise attributable to a breach by the Optionee of an employment, consulting or other similar agreement with the Company or any such Subsidiary (a "Termination For Cause");

         (v) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement;

         (vi) on the effective date of a Corporate Transaction (as defined in Section 9.b.(i)) to which Section 9.b.(ii) (relating to assumptions and substitutions of Options) does not apply; PROVIDED, HOWEVER, that an Optionee's right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period commencing 10 days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

         (vii) except to the extent permitted by Section 9.b.(ii), the date on which an Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

         The Board shall have the power to determine what constitutes a Termination For Cause, and the date upon which such Termination For Cause shall occur. All such determinations shall be final and conclusive and binding upon the Optionee.

         Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Option Agreement, no Option granted under the Plan shall be affected by any change of duties or position of the Optionee (including

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a transfer to or from the Company or one of its Subsidiaries), so long as such
Optionee continues to be an employee or director of, or independent consultant to, the Company or one of its Subsidiaries.

         c.  LIMITATIONS ON EXERCISE.

         Notwithstanding anything contained in the Plan to the contrary, an ISO granted under the Plan to an Optionee shall not be exercisable to the extent that the aggregate Fair Market Value on the date of grant of such ISO (as determined in accordance with Section 6.b.) of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000.


8.  PROCEDURE FOR EXERCISE.

         a.  PAYMENT.

         At the time an Option is granted under the Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

         (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

         (ii) stock certificates (in negotiable form) representing shares of Common Stock having a Fair Market Value on the date of exercise (as determined in accordance with Section 6.b. as if the date of exercise were the date of grant) equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; or

         (iii) a combination of the methods set forth in clauses (i) and (ii).

         b.  NOTICE.

         An Optionee (or other person, as provided in Section 10.c.) may exercise an Option granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his Option, by

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delivering a written notice (the "Notice") to the Secretary of the Company.  The
Notice shall state:

         (i)  that the Optionee elects to exercise the Option;

         (ii) the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

         (iii) the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

         (iv) the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option);

         (v) a copy of any election filed by the Optionee pursuant to Section 83(b) of the Code; and

         (vi) such further provisions consistent with the Plan as the Committee may from time to time require.

         The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee.

         c.  ISSUANCE OF CERTIFICATES.

         The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10.b.) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10.b. shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 8.c.


9.  ADJUSTMENTS.

         a.  CHANGES IN CAPITAL STRUCTURE.

         Subject to Section 9.b., if the Common Stock is changed by reason of a stock split, reverse stock split, stock

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dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 9.a. shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422A and 425 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422A of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

         b.  CHANGE IN CONTROL.

         The following rules shall apply in the event a Change in Control (as defined below) occurs:

         (i)  Each holder of an Option outstanding at such time shall be given
    (A) written notice of such Change in Control at least 20 days prior to its proposed effective date (as specified in such notice), and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option in its entirety (to the extent not previously exercised and without regard to whether the Stock Option would otherwise then have been fully exercisable in accordance with its terms). Subject to the provisions of
    Section 9.b.(ii) below, all unexercised Options that have been granted under the Plan shall automatically terminate upon a Change in Control.

         (ii) Notwithstanding any other provision of the Plan to the contrary,
    Section 9.(b)(i) shall not be applicable if provision shall be made in connection with such Change in Control for the assumption of outstanding Options by, or the substitution for such Options of options covering the stock of, the surviving, successor or purchasing cor-poration, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; PROVIDED, HOWEVER, that, in the case of an ISO, the Board shall, to the extent not inconsistent with the best interests of the Company or its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISO within the meaning of section 424(h) of the Code and regulations promulgated thereunder. Notwithstanding the preceding sentence, if an individuals Option is assumed or substituted pursuant to this Section 9.(b).(ii) and, coincident with or within 2 years following a Change in Control, the individual's employment with the Company or the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, is terminated in a covered termination (as defined below), any such assumed or substituted option shall become fully exercisable upon such covered termination and shall continue to thereafter be exercisable in accordance with its terms.

For purposes of this Plan, an individual's employment with the Company or the surviving, successor or purchasing corporation, or a parent of subsidiary thereof, shall be considered to have been terminated in a covered termination under the following conditions:

         (1) the individual's position is eliminated and the employee's employment is terminated in connection with such elimination;

         (2) there is a material adverse change in the individual's level of duties or level of reporting relationships, without his consent, from those in effect immediately prior to the change in control (as the same may have been enhanced from time to time) and the individual's employment is terminated within 60 days of such change; PROVIDED, HOWEVER, that no change to an individual's level of reporting relationships that is directly caused by the cessation of public trading in the Common Stock of the Company and/or the change of the Company's status into a wholly owned subsidiary of another company, shall be deemed to constitute an event treated as a covered termination under this Plan provided that such change does not materially adversely change such an individual's level and scope of duties with respect to the business of the Company;

         (3) there is (i) a reduction in the individual's rate of base salary or bonus, or (ii) a material adverse change in the medical, dental, life, disability, pension, profit sharing or stock option benefits or other material perquisites applicable to the individual, as compared to those applicable to the individual immediately prior to the change in control (as the same may have been enhanced from time to time), and the individuals employment is terminated within 60 days of such change;

         (4) the individual is relocated to an office or job location that is more than thirty miles from his office or job location immediately prior to the change in control (except for required travel on business to an extent substantially consistent with his business travel obligations as in effect immediately prior to the change in control) and the individual's employment is terminated within 60 days of such change.

For purposes of this Plan, a "Change in Control" shall have occurred if:

         (I) any "Person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities having the right to vote for the election of directors;

         (II) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 15% of the Company's then outstanding securities having the right to vote for the election of directors; or

         (III) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         c.  SPECIAL RULES.

         The following rules shall apply in connection with Section 9.a. and b. above:

         (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 9.a. or b. shall be eliminated without consideration from the respective Options;

         (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

         (iii) any adjustments referred to in Section 9.a. or b. shall be made by the Board or Committee (as the case may be) in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.


10. RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

         a.   COMPLIANCE WITH SECURITIES LAWS.

         No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

         The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

         b.   NONASSIGNABILITY OF OPTION RIGHTS.

         No Option granted under this Plan shall be assignable or otherwise transferrable by the Optionee except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, during the period specified in Section 7.b(ii) or (iii) (as the case may be), by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

         c.   REPURCHASE OF OPTIONED SHARES BY THE COMPANY.

         (i) In the event of an Optionee's Termination for Cause, the Company shall have the right, exercisable within 90 days after such Termination for Cause, to purchase from the Optionee and the Optionee shall sell to the Company upon the exercise of such right, all shares of Common Stock issued and delivered upon exercise of

    Options granted under the Plan to such Optionee (the "Optioned Shares"), at the exercise price per share of such Optioned Shares.

         (ii) In the event of an Optionee's termination for any reason other than a Termination for Cause or in the event of an Optionee's voluntary resignation, the Company shall have the right, exercisable within 90 days after such Termination or resignation, to purchase from the Optionee and the Optionee shall sell to the Company upon the exercise of such right, all Optioned Shares at Fair Market Value (which Value shall be determined as set forth in Section 6(b) hereof, except that such determination shall be made as of the date of the notice to repurchase the Optioned Shares rather than as of the date of the grant of the Option).

         (iii) (A) If the Optionee wishes to Sell (as defined below) his Optioned Shares and the Company has not exercised the right to purchase pursuant to Section 10(c)(i) or (ii) above, the Optionee shall deliver to the Company a written notice, which shall be irrevocable for a period of 30 days after delivery thereof, offering (the "Offer") all of the Optioned Shares which the Optionee desires to Sell to a third party at the purchase price and on the terms specified in the offer to Sell to such third party, whereupon the Company shall have the right and option to purchase all of the Optioned Shares so offered at the purchase price and on the terms stated in the Offer (such acceptance to be made by the delivery of a written notice to the Optionee within the 30-day period after delivery of the aforesaid notice of intention to Sell).

         (B) Sales of the Optioned Shares under the terms of Section 10(c)(iii)(A) above shall be made at the offices of the Company on a mutually satisfactory business day within 15 days after the expiration of the aforesaid 30-day period. Delivery of certificates or other instruments evidencing such shares of Optioned Shares duly endorsed for transfer shall be made on such date against payment of the purchase price therefor by certified or bank check drawn on a New York Clearinghouse member bank.

         (C) If the Company shall not elect to purchase Optioned Shares offered for sale pursuant to the Offer pursuant to Section 10(c)(iii)(A) above, then the

    Optionee may sell the Optioned Shares so offered for sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Offer, at any time within 90 days after the expiration of the Offer made pursuant to Section 10(c)(iii)(A) above. In the event Optioned Shares are not sold by the Optionee during such 90-day period, the right of the Optionee to sell the Optioned Shares shall expire and the obligations of this Section 10(c) shall be reinstated.

         (D) Anything contained herein to the contrary notwithstanding, as a condition precedent to any Sale pursuant to this Section 10(c)(iii) to any third party, such third party shall agree in writing in advance to be bound by and to comply with all applicable provisions of this Plan.

         (E) For purposes of this Section 10(c)(iii) and Section 10(c)(vi) below, the following terms shall have the following respective meanings:

              (1) SELL shall mean to sell, or in any other way directly or indirectly transfer, assign, distribute, encumber, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily; PROVIDED, HOWEVER, that the Optionee and any member of the Group of the Optionee shall not be deemed to Sell the Optioned Shares if such Optioned Shares are transferred to a member of the Group of the Optionee and such person agrees to be bound by the terms of this Plan to the same extent as the Optionee.

              (2) GROUP shall mean (i) the Optionee, (ii) the spouse, parents, siblings and lineal descendants of the Optionee, (iii) a trust for the benefit of any of the foregoing and (iv) any distributee, legatee or devisee of the Optionee or anyone described in the preceding clause
         (ii), in each case who agrees in writing to be bound by and to comply with the terms of this Plan to the same extent as the Optionee.

         (iv) Notwithstanding the provisions of this Section 10(c), if the Company is prohibited or limited from repurchasing Optioned Shares during any period referred to in this Section 10(c) as the result of any provision of an agreement entered into by the Company or an Affiliate thereof (as defined in the Credit Agreement (the "Credit Agreement") dated October 31, 1988, among the Company, First Bank National Association and the banks which are a party thereto) (including, without limitation, the Credit Agreement or any provision of law), such period shall be tolled until such date as the Company is permitted to repurchase such Optioned Shares, whereupon the Company may exercise its right of repurchase within 30 days after such prohibition or limitation ceases to exist.

         (v) The provisions of this Section 10(c) shall terminate upon the consummation of an underwritten public offering on a firm commitment basis of shares of Common Stock pursuant to the Securities Act of 1933.

         (vi) Notwithstanding the foregoing and subject to Section 10(c)(v) above, an Optionee may not Sell his Optioned Shares during his employment by the Company.

        d.    RESTRICTION ON SALE OF OPTIONED SHARES.

         If the Company files a registration statement under the Securities Act of 1933 (the "Securities Act") for the initial public offering of its securities, all shares of Common Stock issued pursuant to Options exercised during the 180-day period immediately following the effective date of such registration statement shall be subject to the restriction that such shares shall not be sold or in any other way directly or indirectly transferred, assigned, encumbered, pledged or otherwise disposed of by the Optionee until after such 180-day period has expired.


11. EFFECTIVE DATE OF PLAN.

         This Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; PROVIDED, HOWEVER, that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Certificate of Incorporation and By-laws, which approval shall be obtained by a simple majority vote of stockholders, voting either in person or by proxy, at a duly held stockholders' meeting within 12 months before or after the adoption of the Plan by the Board.


12. EXPIRATION AND TERMINATION OF THE PLAN.

         Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which the Plan is adopted by the Board, (ii) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Company and (iii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.


13. AMENDMENT OF PLAN.

         The Board may at any time prior to the Expiration Date modify and amend the Plan in any respect; PROVIDED, HOWEVER, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of Common Stock and preferred stock of the Company, if any, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the 1934 Act or with Section 422A of the Code or the regulations promulgated by the Treasury Department thereunder.


14. CAPTIONS.

         The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.


15. DISQUALIFYING DISPOSITIONS.

         If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the transfer of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying

Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.


16. WITHHOLDING TAXES.

         Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.


17. OTHER PROVISIONS.

         Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422A of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.


18. NUMBER AND GENDER.

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.


19. GOVERNING LAW.

         The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware.

                                  NORAND CORPORATION
                            LONG-TERM PERFORMANCE PROGRAM
                            (restated as of March 3, 1997)

         1. PURPOSE. The Purpose of this Long-Term Performance Program (the "Program") is to furnish Norand Corporation (the "Company") with a vehicle pursuant to which it may use incentive compensation arrangements based on common stock of the Company, $.01 par value ("Common Stock"), to motivate officers and all other employees ("eligible employees") of the Company and any parent or subsidiary corporations, and reward them for contributing to the value of the Company and promoting its best interests, and to provide a mechanism through which the Company may encourage eligible employees to join or remain with the Company or any such corporation.

         2.  ADMINISTRATION.

              (a) BOARD OF DIRECTORS. The Program shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which shall consist of not less than two members of the Board. Notwithstanding the preceding provisions of this Section, no member of the Board may exercise discretion with respect to, or participate in, the administration of the Program if, at any time within one year prior to such exercise or participation or while so participating, he or she has received a grant or an award of an equity security, pursuant to the Program or any other plan of the Company or an affiliate thereof, except as described in paragraphs (A) through (D) of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934.

              (b) POWERS. Within the limits of the express provisions of the Program, the Committee shall determine: (i) the eligible employees to whom awards hereunder shall be granted, (ii) the time or times at which such awards shall be granted, (iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Committee may take into account the nature of the services rendered by such employees, or classes of employees, their present and potential contributions to the Company's and such other factors as the Committee in its discretion success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have the power to delegate its powers under this Section 2(b), in writing, to a committee consisting of three (3) officers of the Company, to the extent permitted by law.

              (c) INTERPRETATION. Subject to the express provisions of the Program, the Committee may interpret the Program, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Program.

              (d) DETERMINATIONS. The determinations of the Committee on all matters regarding the Program shall be conclusive. A member of the Committee shall only be liable for any action taken or determination made in bad faith.

              (e) NONUNIFORM DETERMINATIONS. The Committee's determinations under the Program, including without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Program, whether or not such persons are similarly situated.

         3.  AWARDS UNDER THE PROGRAM.

              (a) FORM. Awards under the Program ("Awards") may be granted in the form of: (i) Stock Options, as described in Sections 4 and 5, or (ii) Performance Restricted Stock, as described in Section 6.

              (b) MAXIMUM LIMITATIONS. The aggregate number of shares of Common Stock available under the Program is

    1,250,000, subject to adjustment pursuant to Section 8. Shares of Common Stock issued pursuant to the Program may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that, prior to the termination of the Program, any Stock Option granted under the Program expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, or the shares of stock subject to a grant or sale of Performance Restricted Stock that included the dividend payment restriction described in Section 6(e) are forfeited or resold to the Company pursuant to Section 6(f), in whole or in part, for any reason, the number of shares affected thereby shall be added to the remaining number of shares of Common Stock available under the Program. Shares that become available in such manner may be used for any purpose under the Program including in an Award to the former holder of the Award that gave rise to such additional shares, upon such terms and conditions that are consistent with the Program as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Award.

         4.  STOCK OPTIONS.

         Stock Options may be granted under the Program. Each Stock Option shall entitle the holder thereof to purchase shares of Common Stock on the terms and conditions established by the Committee at the time of grant subject to the provisions of Section 11, and to the following:

              (a) CONDITIONS OF EXERCISE. The restrictions imposed by the Committee may include, but are not limited to, conditions that the eligible employee remain employed by the Company or a parent or subsidiary for a specified period of time, or that the performance of the employee, the Company or any unit thereof, attain specified levels before the Stock Option, or a portion thereof, may be exercised. The Committee, in its discretion, shall have the power to accelerate the date on which any restrictions or conditions on exercise lapse with respect to a Stock Option, provided the Option has been outstanding for at least one year.

              (b) EXERCISE. Stock Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement between the eligible employee and the Company, as the Committee shall determine; provided that such determinations are not inconsistent with the other provisions of the Program.

              (c) MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. Stock Options may be exercised by an eligible employee by giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Program, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full, in cash, by certified check, or in shares of Common Stock of the Company (valued at their fair market value as of the date they are received in payment). Subject to
    Section 12(d), as soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the eligible employee, shall be delivered to the eligible employee.

         5.  PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS.

         At the time it grants a Stock Option under the Program, the Committee may designate such Stock Option as an Incentive Stock Option, within the contemplation of Section 422 of the Internal Revenue Code (an "ISO"). A Stock Option designated as an ISO shall be subject to the applicable provisions of
Section 422 of the Code, and to the general provisions of the Plan to the extent not inconsistent with Section 422.

         6.  PERFORMANCE RESTRICTED STOCK.

         The Committee may from time to time cause the Company to grant, or sell for such amount of cash, Common Stock or such other consideration as the Committee deems appropriate (which amount may be less than the fair market value of the Common Stock on the date of sale), shares of Performance Restricted Stock under the Program to such eligible employees, and subject to such restrictions and conditions and other terms as the Committee may determine at the time of grant or sale, subject to the general provisions of the Program, and the following specific rules:

              (a) GRANT OR SALE. Performance Restricted Stock may be granted or sold to an eligible employee either separately from, or (in the case of a Stock Option that is not an ISO (an "NSO")) in tandem with, the grant of a Stock Option to the eligible employee. In the case of Performance Restricted Stock granted or sold in tandem with the grant of an NSO: (i) the exercise of the NSO shall cause the forfeiture (or sale at the purchase price paid for the Performance Restricted Stock) to the Company of the Performance Restricted Stock related to the NSO, or portion thereof that is exercised, and (ii) the lapse of restrictions applicable to such Performance Restricted Stock shall cause the expiration of the unexercised NSO, or pro rata portion thereof, related to such Performance Restricted Stock. Performance Restricted Stock not granted or sold in tandem with the grant of an NSO shall have no effect on, and shall not be affected by the exercise of any NSO by the holder of such Performance Restricted Stock. Performance Restricted Stock cannot be assigned, sold, transferred, pledged or hypothecated (collectively "transferred") prior to the lapse of the restrictions described in subsections (b) and (c) below, and may only be transferred thereafter in accordance with the terms of the applicable Performance Restricted Stock Agreement.

              (b)  PERFORMANCE CONDITIONS.  Shares issued pursuant to this
    Section 6 may be subject to such restrictions and conditions as are imposed by the Committee at the time of grant or sale, and shall be granted or sold subject to the condition that the Company or a unit thereof achieve a financial or other business related goal on or before a specified deadline (the period between the date of issuance of the Performance Restricted Stock and such deadline being referred to as a "performance period"). If such condition is not fulfilled, the provisions of subsection (f) shall apply. The Committee may provide at the time of grant or sale for a partial lapsing of the restrictions described in this subsection upon the attainment of a specified threshold level of performance.

              (c) PERFORMANCE RESTRICTED STOCK AGREEMENTS. Performance Restricted Stock issued to an eligible employee under the Program shall be governed by a Performance Restricted Stock Agreement which shall specify whether the shares of Performance Restricted Stock are granted or sold to the eligible employee, whether such Performance Restricted Stock is issued separately from, or in tandem with, the grant of an NSO, the restrictions and conditions applicable to such Performance Restricted Stock, and such other provisions as the Committee shall determine.

              (d) ISSUANCE OF PERFORMANCE RESTRICTED STOCK. The Company shall issue, in the name of the eligible employee, stock certificates representing the total number of shares of Performance Restricted Stock granted or sold to the eligible employee, as soon as may be reasonably practicable after such grant or sale, which certificate shall be held by the Secretary of the Company as provided in subsection (h) hereof.

              (e) RIGHTS OF STOCKHOLDERS. Subject to the provisions of this Section, and the restrictions and conditions set forth in the related Performance Restricted Stock Agreement, the eligible employee receiving a grant of or purchasing Performance Restricted Stock shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the foregoing, the, Committee may provide at the time a share of Performance Restricted Stock is granted or sold to an eligible employee that cash dividends payable with respect to such share shall be paid to and held by the Company, subject to the lapse of all risks of forfeiture or resale pursuant to subsection (f). All Common Stock received by an eligible employee as a result of any dividend on Performance Restricted Stock, or as a result of any stock split-up, stock distribution or combination of shares affecting Performance Restricted Stock, shall be subject to the restrictions set forth in the related Performance Restricted Stock Agreement.

              (f) RESTRICTIONS; FORFEITURE OR RESALE. Any share of Performance Restricted Stock granted to an eligible employee pursuant to the Program shall be forfeited, and any share of Performance Restricted Stock sold to an eligible employee pursuant to the Program shall, at the Committee's option, be resold to the Company for an amount equal to the lesser of the price paid therefor or its fair market value, and, in either case, such shares shall revert to the Company, if the performance-related or other condition set forth in the Performance Restricted Stock Agreement with respect to such share is not satisfied. The Committee may exercise its right to require a resale of Performance Restricted Stock pursuant to this subsection (f), by giving notice to the eligible employee (with a copy to the Secretary of the Company) at any time within the 30-day period following (i) the date that the applicable performance period ends, or (ii) the date that any other condition fails to be satisfied, and the Committee shall give similar notice in connection with a forfeiture of shares pursuant to this subsection. Upon receipt of such notice, the Secretary of the Company shall promptly cancel or retain in its treasury shares of Performance Restricted Stock that are forfeited or resold to the Company, and the Company shall make payment therefor, if applicable, as soon as reasonably practicable.

              (g) ACCELERATION. If one of the conditions imposed on a share of Performance Restricted Stock is that the eligible employee must remain employed by the

    Company or a parent or subsidiary for a specified period of time, the Committee, in its discretion, shall have the power to accelerate the date on which such condition (but not the performance-related described in Subsection (b)) lapses with respect to such share of Performance Restricted Stock if it has been outstanding for at least one year.

              (h) PERFORMANCE RESTRICTED STOCK CERTIFICATES. The Secretary of the Company shall hold the certificate or certificates representing shares of Performance Restricted Stock issued under the Program, properly endorsed for transfer, on behalf of each eligible employee who holds such shares, whether by grant or sale, until such time as the Performance Restricted Stock is forfeited or resold to the Company, or its restrictions and conditions lapse.

              (i) TERMS AND CONDITIONS. The Committee may prescribe such other restrictions and conditions and other terms applicable to the shares of Performance Restricted Stock issued to an eligible employee under the Program that are neither inconsistent with nor prohibited by the Program or any Performance Restricted Stock Agreement.

         7.  TRANSFERABILITY.

         Except as otherwise provided in a Performance Restricted Stock Agreement, no Award may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Award shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award, or levy of attachment or similar process upon the Award not specifically permitted herein shall be null and void and without effect. During the lifetime of an eligible employee, any Stock Option granted to the eligible employee may be exercised only by him or her. To the extent that a Stock Option remains exercisable after an eligible employee's death pursuant to Section 11(c), such Stock Option may be exercised by the eligible employee's estate or the person who acquires the right to exercise such Stock Option upon the eligible employee's death by bequest or inheritance.

         8.  ADJUSTMENT PROVISIONS.

         The aggregate number of shares of Common Stock with respect to which Awards may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the option price per share of each such Stock Option, may all be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. The foregoing adjustments under this Section 8 shall be made according to the sole discretion of the Committee, and its decisions shall be binding and conclusive.

         9.  DISSOLUTION, MERGER AND CONSOLIDATION.

         Upon a merger, consolidation or share exchange, involving the Company, the Committee shall, to the extent necessary to provide eligible employees with reasonably equivalent benefits, in its discretion, revise, alter, amend or modify any option agreement or Performance Restricted Stock Agreement with an eligible employee and any then outstanding and unexercised Stock Option granted to an eligible employee, and any share of Performance Restricted Stock granted or sold to an eligible employee, in any manner that it deems appropriate, including, but not limited to, any of the following respects:

              (a) the Stock Option may be deemed to pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the unexercised portion of the Stock Option would be entitled if he or she actually owned such shares immediately prior to the record date or other time any such event became effective;

              (b) subject to the provisions of Section 422 of the Code applicable to an ISO, the dates upon which outstanding and unexercised Stock Options may be exercised may be advanced (without regard to installment exercise limitations, if any);

              (c) the dates upon which restrictions and conditions applicable to outstanding Performance Restricted Stock shall lapse, may be advanced (without regard to any installment limitations);

              (d) the surrender of shares of Performance Restricted Stock in a merger, consolidation or share exchange involving the Company may be authorized, notwithstanding any restrictions and conditions applicable to such shares, provided that the securities and/or other consideration received in exchange therefor shall be subject to the restrictions and conditions applicable to the Performance Restricted Stock at the time of surrender and that the Surrendering eligible employee agrees to any reasonable provisions requested by the Company to assure that any consideration received as a result of such surrender is subject to the same restrictions and conditions as those imposed on the Performance Restricted Stock Surrendered and that the consideration cannot be transferred in violation of any such restrictions; and

              (e) the Committee may provide that each Stock Option granted hereunder shall expire as of the effective date of the transaction but that each eligible employee shall have the right to exercise his or her wholly or partially unexercised Stock Option prior to the effective date of the transaction.

         If the Committee believes that any such event is reasonably likely to occur, the Committee may so revise, alter, amend or modify as set forth above at any time before and contingent upon the consummation of such an event. The Committee may provide, either at the date of grant of sale or later of a share of a Stock Option or share of Performance Restricted Stock, or the date of sale or later of a share of Performance Restricted Stock, that upon the consummation of a merger, consolidation, share exchange or tender offer involving the Company, such Stock Option or Performance Restricted Stock shall be canceled and the holder thereof shall receive a cash payment from the Company equal to (i) in the case of a Stock Option, the number of shares of Common Stock subject to such Stock Option times the excess of the fair market value of the Common Stock (or, if larger, the per share value of the consideration received by stockholders of the Company in such transaction) over the applicable option price; or (ii) in the case of Performance Restricted Stock, the number of shares of such Stock times the greater of the fair market value of a share of Common Stock or the per share value of such consideration. The Committee shall have full discretion with respect to the terms imposed on any Award made subject to the foregoing, including the discretion to define the kinds of transactions that would trigger a payment.

         10.  EFFECTIVE DATE AND TERMINATION.

         The Program is effective as of March 20, 1992, and shall terminate (if not terminated by the Committee sooner) as of March 19, 2002. No grant of a Stock Option, or grant or offer to sell Performance Restricted Stock may be made after the termination of the Program; provided, however, that the Program and all Awards under the Program prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until all Awards have been satisfied or terminated in accordance with their respective terms and related agreements.

         11.  TERMINATION OF EMPLOYMENT.

         At the time of grant of a Stock Option, the Committee may establish the consequences, with respect to the Stock Option, of a termination of the employment of the eligible employee. In the absence of any such specified terms, the following shall apply:

              (a)  Each Stock Option shall, unless sooner expired pursuant to
    Section 11(b) or (c) below, expire on the date set forth in the applicable agreement.

              (b) A Stock Option shall expire on the first to occur of the applicable date set forth in subsection (a) next above and the date that the employment of the eligible employee with the Company and all subsidiaries terminates for any reason other than death or disability. Notwithstanding the preceding provisions of this subsection, the Committee, in its sole discretion, may, by written notice given to an ex-employee, permit the ex-employee to exercise Stock Options (with respect to the number of shares as to which it was exercisable at the time of his or her termination) during a period following his or her termination of employment, which period shall not exceed ninety days. In no event, however, may the Committee permit an ex-employee to exercise a Stock Option after the expiration date contained in the agreement evidencing such Stock Option.

              (c) If the employment of an eligible employee with the Company and all subsidiaries terminates by reason of disability (as determined by the Committee) or by reason of death, his or her Stock Options, if any, shall expire on the first to occur of the date set forth in subsection (a) of this Section 11 and the first anniversary of such termination of employment. During such period, the Stock Options shall be exercisable to the same extent as if the eligible employee's employment had continued.

         12.  MISCELLANEOUS.

              (a) LEGAL AND OTHER REQUIREMENTS. The obligation of the Company to sell and deliver Common Stock under the Program shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.

              (b) NO OBLIGATION TO EXERCISE STOCK OPTIONS. The granting of a Stock Option shall impose no obligation to exercise such Stock Option.

              (c) TERMINATION AND AMENDMENT OF PROGRAM. The Committee, without further action on the part of the stockholders of the Company, may, from time to time alter, amend or suspend the Program or any Stock Option granted hereunder, or the terms of any Performance Restricted Stock Agreement, or may at any time terminate the Program, except that, unless approved by the stockholders, it may not (except to the extent provided in Section 8 hereof): (i) materially change the total number of shares of Common Stock available for grant under the Program; (ii) extend the duration of the Program; (iii) increase the maximum term of Stock Options; or (iv) materially change the class of employees eligible to be granted Awards under the Program. No action taken by the Committee under this subsection may materially and adversely affect any outstanding Award without the consent of the holder thereof.

              (d) WITHHOLDING TAXES. Upon the exercise of any Stock Option, or the lapse of restrictions on shares of Performance Restricted Stock, the Company shall have the right to require the eligible employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock. The Committee may provide (at the time of grant or sale or subsequently) that an eligible employee may satisfy the obligations of this subsection by surrendering shares of Common Stock to the Company or having shares withheld by the Company with an aggregate fair market value equal to the amount required to be withheld.

              (e) RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Program or any agreement entered into pursuant to the Program shall confer upon any eligible employee the right to continue in the employment of the Company or affect any right which the Company or any subsidiary may have to terminate, the employment of such eligible employee.

              (f) RIGHTS AS A STOCKHOLDER. No eligible employee shall have any right or privileges as a stockholder unless and until certificates for shares of

    Common Stock are issuable to him under Section 4(c), or 6(c).

              (g) LEAVE OF ABSENCE AND DISABILITY. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Program in respect of any leave of absence taken by or disability of any eligible employee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Program, and (ii) the impact, if any, of any such leave of absence on Awards under the Program theretofore made to any eligible employee who takes such leave of absence.

              (h) FAIR MARKET VALUE. Whenever the fair market value of Common Stock is to be determined under the Program as of a given date, such fair market value shall be established by the Committee in its discretion.

              (i) NOTICES. Every direction, revocation or notice authorized or required by the Program shall be deemed received by the Company (a) in the date it is personally delivered to the Secretary of the Company at its principal executive offices or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed received by an eligible employee (a) on the date it is personally delivered to him or her or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

              (j) APPLICABLE LAW. All questions pertaining to the validity, construction and administration of the Program and Awards granted hereunder shall be determined in conformity with the laws of the State of Iowa.

              (k) ELIMINATION OF FRACTIONAL SHARES. If under any provision of the Program which requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

         13. CHANGE IN CONTROL. Notwithstanding any provision in this Program to the contrary (including the provisions of Section 9) or the normal terms of vesting under any Stock Option, the following rules shall apply to Stock Options in the event a Change in Control (as defined below) occurs:

              (a) Each holder of a Stock Option outstanding at such time shall be given (i) written notice of such Change in Control at least 20 days prior to its proposed effective date (as specified in such notice), and
    (ii) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Stock Option in its entirety (to the extent not previously exercised and without regard to whether the Stock Option would otherwise then have been fully exercisable in accordance with its terms); provided, however, that, except as provided by the Committee at the time of grant, no such acceleration of exerciseability shall occur to the extent such acceleration would (1) result in an imposition of or increase in the amount of any excise tax under section 4999 of the Code, (2) result in a loss of a deduction to the Company under section 280G of the Code, or (3) adversely affect pooling-of-interest accounting method to be applied to any transaction constituting a change in control. Subject to the provisions of
    Section 13(b) below, all unexercised Stock Options that have been granted under the Program shall automatically terminate upon a Change in Control.

              (b) Notwithstanding any other provision of the Program to the contrary, Section 13(a) shall not be applicable if provision shall be made in connection with such Change in Control for the assumption of outstanding Stock Options by, or the substitution for such Stock Options of options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, however, that, in the case of an ISO, the Committee shall, to the extent not inconsistent with the best interests of the Company or its subsidiaries (such best interests to be determined in good faith by the Committee in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISO within the meaning of section 424(h) of the Code and regulations promulgated thereunder. Notwithstanding the preceding sentence, if an individual's Stock Option is assumed or substituted pursuant to this Section 13(b) and, coincident with or within 2 years following a Change in Control, the individual's employment with the Company or the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, is terminated in a covered termination (as defined below), any such assumed or substituted option shall become fully exercisable upon such covered termination and shall continue to thereafter be exercisable in accordance with its terms.

For purposes of this Program, an individual's employment with the Company or the surviving, successor or purchasing corporation, or a parent of subsidiary thereof, shall be considered to have been terminated in a covered termination under the following conditions:

              (1) the individual's position is eliminated and the employee's employment is terminated in connection with such elimination;

              (2) there is a material adverse change in the individual's level of duties or level of reporting relationships, without his consent, from those in effect immediately prior to the change in control (as the same may have been enhanced from time to time) and the individual's employment is terminated within 60 days of such change; provided, however, that no change to an individual's level of reporting relationships that is directly caused by the cessation of public trading in the Common Stock of the Company and/or the change of the Company's status into a wholly owned subsidiary of another company, shall be deemed to constitute an event treated as a covered termination under this Plan provided that such change does not materially adversely change such an individual's level and scope of duties with respect to the business of the Company;

              (3) there is (i) a reduction in the individual's rate of base salary or bonus, or (ii) a material adverse change in the medical, dental, life, disability, pension, profit sharing or stock option benefits or other material perquisites applicable to the individual, as compared to those applicable to the individual immediately prior to the change in control (as the same may have been enhanced from time to time), and the individual's employment is terminated within 60 days of such change;

              (4) the individual is relocated to an office or job location that is more than thirty miles from his office or job location immediately prior to the change in control (except for required travel on business to an extent substantially consistent with his business travel obligations as in effect immediately prior to the change in control) and the individual's employment is terminated within 60 days of such change.

For purposes of this Program, a "Change in Control" shall have occurred if:

              (I) any "Person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities having the right to vote for the election of directors;

              (II) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 15% of the Company's then outstanding securities having the right to vote for the election of directors; or

              (III) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                  NORAND CORPORATION
                     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                            (restated as of March 3, 1997)


         1. PURPOSE. The purpose of this Plan is to increase stockholder value and to advance the interests of the Company by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable directors and by furthering the identity of interests of non-employee directors with those of the stockholders through opportunities for increased stock ownership.

         2.   DEFINITIONS.

         "Board of Directors" or "Board" means the Board of Directors of the Company.

         "Committee" means the Compensation Committee of the Board of Directors.

         "Common Stock" means the Company's common stock, $.01 par value per share.

         "Company" means Norand Corporation, a Delaware corporation.

         "Fair Market Value" means, as of any given date, the closing market price of the Common Stock as reported by NASDAQ on such date, or if no sale of Common Stock is reported for such date, the next following day for which there is a reported sale.

         "Lead Director" means the Non-Employee Director appointed by the Board of Directors to act as Lead Director, if any.

         "Non-Employee Director" means a member of the Board of Directors of the Company who is not an employee of the Company or any of its subsidiaries.

         "Participant" means any individual who receives an option under the Plan.

         "Plan" means the Norand Corporation Stock Option Plan for Non-Employee Directors.

         "Rule 16b-3" means Rule 16b-3 promulgated under section 16 of the Securities Exchange Act of 1934.

         3. ADMINISTRATION. The Plan shall be administered by the Board, provided that the Board may delegate the responsibility and authority to administer the Plan to the Committee. Subject to the provisions of the Plan, the Board or, pursuant to such delegation, the Committee shall have the authority to manage and control the operation of the Plan, interpret the provisions of the Plan, and prescribe, amend, and rescind rules and regulations relating to the Plan. The determination of the Board or, if applicable, the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

         4. SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with paragraph 8, the aggregate number of shares of Common Stock of the Company subject to options awarded under the Plan shall not exceed 60,000. Shares related to awards that terminate by reason of expiration, forfeiture, surrender, cancellation or otherwise without the issuance of shares shall again be available for additional awards under the Plan. Shares of Common Stock which may be issued upon the exercise of options awarded under the Plan may be either authorized and unissued shares, treasury shares, or a combination thereof.

         5. STOCK OPTION AWARDS. The following awards shall be made under the Plan:

         (a) Each individual who is a Non-Employee Director as of the date this Plan is adopted by the Board shall automatically be granted an option to purchase 6,000 shares of Common Stock as of such date, and each individual who thereafter becomes a Non-employee Director shall automatically be granted an option to purchase 5,000 shares of Common Stock as of the date of his initial appointment or election to the Board as a Non-Employee Director (in each case, the "Initial Grant"). Each Non-Employee Director who is continuing as a director shall automatically be granted an option to purchase 2,000 shares of Common Stock as of each anniversary of his Initial Grant. An individual who is a member of the Board of Directors while employed by the Company and continues as a member after his termination of employment shall not be entitled to an option award until the first annual meeting of stockholders thereafter at which he is reelected as a member of the Board of Directors, which election shall be deemed his initial appointment for purposes of this paragraph 5(a).

         (b) In addition to the awards set forth in paragraph (a) next above, the individual who is Lead Director as of January 18, 1996, if any, shall automatically be granted an option to purchase 5,000 shares of Common Stock as of such date, and each individual who thereafter becomes the Lead Director shall automatically be granted an option to purchase 5,000 shares of Common Stock as of the date of his initial appointment as Lead Director (in each case, a "Lead Director Initial Grant"). Each Lead Director who is continuing as Lead Director shall automatically be granted an option to purchase 2,000 shares of Common Stock as of each anniversary of his Lead Director Initial Grant (a "Lead Director Annual Grant").

The options awarded pursuant to this paragraph 5 shall be subject to the terms set forth in paragraph 6.

         6. OPTION TERMS. Each option awarded under the Plan shall be subject to the following terms and conditions:

         (a) The exercise price per share of Common Stock shall be equal to the greater of par value or the Fair Market Value of a share of Common Stock on the date the option is granted.

         (b) Except as otherwise provided by the provisions of paragraph 12 below:

              (i) If an individual is a Non-Employee Director on the date that this Plan is adopted, options awarded under the Plan to such Director pursuant to paragraph 5(a) shall become exercisable with respect to one-twentieth of the total shares as of the last day of each quarter anniversary of the date of the award.

              (ii) The option under an Initial Grant awarded under paragraph
                   5(a) to each individual who becomes a Non-Employee Director after the date this Plan is adopted shall become exercisable with respect to one-fifth of the shares on the first anniversary of the date of the award, and thereafter as to one-twentieth of the total shares as of the last day of each quarter anniversary, and all other options awarded to such Non-Employee Director shall become exercisable as to one-twentieth of the total shares on each quarter anniversary of the grant date.

             (iii) The Lead Director Initial Grant and Lead Director Annual
                   Grant awarded to the Lead Director pursuant to paragraph 5(b), if any, shall become exercisable with respect to the total shares awarded under such grant on the date which is six months after the grant date.

         (c) If a Participant ceases to be a director by reason of death, any outstanding options awarded to the Participant under the Plan shall become immediately exercisable in full.

         (d) Any option awarded to a Participant under the Plan shall terminate on the earliest to occur of the following dates:

               (i) The tenth anniversary of the date of the award.

              (ii) The 90th day after the date on which the Participant's service on the Board terminates for any reason other than death or total and permanent disability; provided, however, that any option which is not exercisable on the date on which a Participant's service terminates shall terminate on the date such service terminates.

             (iii) The first anniversary of the date on which the
                   Participant's service on the Board terminates by reason of death or total and permanent disability; provided, however, that any option which is not exercisable on the date on which a Participant's service terminates due to total and permanent disability shall terminate on the date such service terminates.

         (e) An option may be exercised, in whole or in part, by giving written notice to the Secretary of the Company on or after the date on which it becomes exercisable and prior to the date on which the option terminates. Such notice shall specify the number of whole shares of Common Stock to be purchased and shall be accompanied by payment in full of the option price for such shares and any applicable withholding taxes. Payment of the option price may be made in cash (including bank draft or money order), by tender of shares of Common Stock held by the Participant for at least six months, which stock shall be valued at Fair Market Value on the date of exercise, or a combination of both. An option shall not be exercisable with respect to fractional shares.

         (f) Notwithstanding any provision of the Plan to the contrary, in no event may an option be exercised earlier than six months after the date of grant.

         7. NON-TRANSFERABILITY OF OPTIONS. No option awarded under the Plan may be transferred, pledged or assigned by the holder thereof (except, in the event of a Participant's death, by will or the laws of descent and distribution), and the Company shall not be required to recognize any attempted assignment of such rights by any person. During a Participant's lifetime, options may be exercised only by him or by his guardian or legal representative.

         8. CHANGES IN CAPITALIZATION AND SIMILAR CHANGES. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, reorganization (including, but not limited to, any spin-off, extraordinary dividend or other distribution), consolidation, combination or exchange of shares or other similar corporate charge, the type and number of shares of Common Stock which are or may be subject to options under the Plan and the terms of any outstanding options (including the price at which shares of Common Stock may be issued pursuant to an outstanding option) shall be equitably adjusted by the Board or, if applicable, the Committee.

         9.   COMPLIANCE WITH APPLICABLE LAW.

         (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan if such issuance would violate any applicable law or the applicable regulations or requirements of any securities exchanges or similar entities.

         (b) Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of Securities Act of 1933.

         (c) The Board or, if applicable, the Committee may, at any time, add such conditions and limitations to any award that it deems necessary or desirable to comply with the requirements of Rule 16b-3 with respect to this Plan and any other stock-based plan maintained by the Company.

         (d) If at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any option award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any option award, the issuance of shares of Common Stock pursuant to any award, such option shall not be awarded and the shares of Common Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         10. TREATMENT AS A STOCKHOLDER. Any option award to a Participant under the Plan shall not create any rights in such Participant as a stockholder of the Company until shares of Common Stock are registered in the name of the Participant.

         11. CONSTRUCTION. Wherever the context so admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         12.  EFFECTIVE DATE.  The Plan shall be effective as of March 16,
1994, subject to approval by the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting of Stockholders next following such effective date. No option or any portion thereof may be exercised prior to such approval. The grant date of an option for purposes of section 16 of the Securities Exchange Act of 1934 shall be deemed to be the later of the date the option is granted pursuant to paragraph 5 or the date that the Plan is approved by the Company's stockholders.

         13. AMENDMENT AND TERMINATION. The Plan may be amended or terminated at any time by the Company's Board of Directors; provided, however, that the provisions of the Plan relating to the timing and amount of options, the option price and the exercise terms shall not be amended more than once every six months and, provided further, that no amendment shall be adopted which would cause the Plan to cease to meet the exemption provided by Rule 16b-3 without stockholder approval.

                                 RESOLUTIONS ADOPTED
                              BY THE BOARD OF DIRECTORS
                                OF NORAND CORPORATION
                                  ON APRIL 18, 1997


    WHEREAS, Norand Corporation, WAI Acquisition Corp., and Western Atlas Inc. ("Western Atlas") entered into an Agreement and Plan of Merger dated as of January 21, 1997 (the "Merger Agreement"), pursuant to which this Corporation became an indirect wholly-owned subsidiary of Western Atlas on March 3, 1997 (the "Merger");

    WHEREAS, the Merger Agreement provided that each outstanding option to purchase shares of the Common Stock of this Corporation pursuant to its 1989 Stock Option Plan, Long-Term Performance Program, or 1994 Stock Option Plan for Non-Employee Directors (collectively, the "Norand Stock Option Plans") would, by virtue of the Merger, be assumed by Western Atlas and became exercisable for the number of whole shares of the Common Stock, par value $1 per share, of Western Atlas ("Western Atlas Common Stock") and at the option price to be determined in accordance with the formula set forth in the Merger Agreement;

    WHEREAS, although no further options are to be granted under the Norand Stock Option Plans, the outstanding options thereunder are, in general, to be governed by the terms of the Norand Stock Options Plans, as in effect on the date of the Merger and by the individual agreements between this Corporation and the optionees entered into thereunder; and

    WHEREAS, this Board of Directors deems it desirable that certain matters as to the terms and conditions of the Norand Stock Option Plans and the rights of holders of options thereunder be clarified or modified to the extent necessary and appropriate in view of the occurrence of the Merger;

    NOW THEREFORE, BE IT RESOLVED, that the Norand Stock Option Plans, to the extent they remain in existence with respect to presently outstanding options, shall be administered by this Board of Directors or by a committee (the "Committee") to be appointed by this Board of Directors, which Committee need not consist of members of this Board and which may, if this Board so determines, be the Compensation Committee or another committee of the Board of Directors of Western Atlas;

    RESOLVED, that the Committee or, if at the time there is no Committee, this Board of Directors shall have all powers with respect to the administration of the remaining provisions of the Norand Stock Option Plans, including, without limitation, full power and authority to interpret the provisions of the Norand Stock Option Plans, any action of this Board of Directors taken with respect thereto, and any stock option agreement entered into under any of such plans; such Committee (or this Board) to have the power to resolve all questions arising under such plans and its discretion to be conclusive and binding on all holders of options granted under the Norand Stock Option Plans;

    RESOLVED, that this Board ratifies and confirms the conversion of options outstanding under the Norand Stock Option Plans in the manner set forth in the Merger Agreement and affirms that the obligations of this Corporation under such outstanding options shall be discharged and satisfied in full by the delivery of the appropriate number of shares of Western Atlas Common Stock upon exercise thereof;

    RESOLVED, that notwithstanding any provision of any of the Norand Stock Option Plans to the contrary, payment for shares of Western Atlas Common Stock issued upon exercise of an option thereunder may be made only in cash equivalents or through any "cashless exercise" program which may be maintained by Norand and be in effect at the time of the relevant option exercise;

    RESOLVED, that this Board or the Committee reserves the right in its sole discretion to waive the requirement that any optionee comply with any provision, term, or condition of the Norand Stock Option Plans in any particular circumstance;

    RESOLVED, that this Board or the Committee shall have the power to accelerate the time or times any option outstanding under the Norand Stock Option Plans shall become exercisable; and

    RESOLVED, that for purposes of interpreting the concept of termination of employment with this Corporation insofar as such concept relates to the term of an option, employment with any subsidiary or affiliate of this Corporation, including without limitation Western Atlas or any subsidiary of Western Atlas, shall be deemed to constitute employment with this Corporation; and

    RESOLVED, that in the event of a merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to Western Atlas Common Stock, or any other similar event, the Board of Directors of Western Atlas or the Compensation Committee thereof is hereby authorized and empowered by this Board to make such adjustments in the aggregate number and kind of shares reserved for issuance to holders of options under the Norand Stock Option Plans, the number of shares covered by outstanding options, and the exercise prices specified therein and to make such other equitable adjustments as may be determined to be appropriate, it being understood that such adjustments shall be substantially identical to those made with respect to other plans under which options to purchase Western Atlas Common Stock are at the time outstanding.